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                                                                      Exhibit 23


                      Consent of Independent Accountants


We consent to the incorporation by reference in the Registration Statement No. 333-50063 of Conectiv on Form S-8 of our report dated February 2, 1998 (March 1, 1998 as to Note 4), appearing in this Annual Report on Form 10-K of Atlantic City Electric Company for the year ended December 31, 1999.

/s/  Deloitte & Touche LLP
-------------------------
Deloitte & Touche LLP
Parsippany, New Jersey

March 27, 2000